Janus Henderson Asia Equity Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares		Value
Common Stocks– 89.4%
Banks – 7.8%
Bank Central Asia Tbk PT	286,700	$691,279
HDFC Bank Ltd*	72,152	1,421,344
Ping An Bank Co Ltd - Class A	223,132	665,049
		2,777,672
Beverages – 0.9%
Budweiser Brewing Co APAC Ltd (144A)	91,100	301,167
Construction Materials – 2.0%
Anhui Conch Cement Co Ltd	110,000	689,144
Diversified Consumer Services – 3.2%
New Oriental Education & Technology Group Inc (ADR)*	6,132	1,139,387
Diversified Financial Services – 1.7%
Bajaj Holdings & Investment Ltd	14,580	615,580
Electronic Equipment, Instruments & Components – 1.9%
Largan Precision Co Ltd	6,000	679,782
Entertainment – 0.7%
Sea Ltd (ADR)*	1,326	263,940
Food Products – 4.8%
Tata Consumer Products Ltd	70,413	569,974
Uni-President Enterprises Corp	332,000	799,090
Vietnam Dairy Products JSC	68,284	321,902
		1,690,966
Hotels, Restaurants & Leisure – 4.5%
Sands China Ltd	211,200	928,384
Yum China Holdings Inc	11,857	676,916
		1,605,300
Household Durables – 6.2%
Midea Group Co Ltd	63,716	966,330
Techtronic Industries Co Ltd	50,500	723,091
Zhejiang Supor Co Ltd - Class A	42,105	505,414
		2,194,835
Information Technology Services – 2.5%
Tata Consultancy Services Ltd	22,603	887,080
Insurance – 7.8%
AIA Group Ltd	139,200	1,714,675
Ping An Insurance Group Co of China Ltd	84,000	1,031,808
		2,746,483
Interactive Media & Services – 7.7%
Tencent Holdings Ltd	37,200	2,718,188
Internet & Direct Marketing Retail – 6.7%
Alibaba Group Holding Ltd (ADR)*	8,070	1,878,131
Meituan Dianping*	13,200	504,868
		2,382,999
Life Sciences Tools & Services – 1.2%
Wuxi Biologics Cayman Inc (144A)*	33,000	439,576
Machinery – 2.5%
Sany Heavy Industry Co Ltd	162,251	873,309
Oil, Gas & Consumable Fuels – 2.0%
Reliance Industries Ltd	26,182	713,271
Personal Products – 2.5%
LG Household & Health Care Ltd*	598	891,912
Semiconductor & Semiconductor Equipment – 11.6%
MediaTek Inc	19,000	507,429
SK Hynix Inc	9,838	1,076,352
Taiwan Semiconductor Manufacturing Co Ltd	134,000	2,516,808
		4,100,589
Technology Hardware, Storage & Peripherals – 2.1%
Advantech Co Ltd	59,068	737,728
Textiles, Apparel & Luxury Goods – 4.4%
Li Ning Co Ltd	89,500	616,586
Shenzhou International Group Holdings Ltd	48,600	953,256
		1,569,842
Thrifts & Mortgage Finance – 3.8%
Housing Development Finance Corp Ltd	37,697	1,329,296
Transportation Infrastructure – 0.9%
Shanghai International Airport Co Ltd - Class A	27,376	318,715
Total Common Stocks (cost $21,490,115)		31,666,761

Shares		Value
Preferred Stocks– 8.6%
Technology Hardware, Storage & Peripherals – 8.6%
Samsung Electronics Co Ltd((cost $1,448,137)	44,858	$3,045,331
Investment Companies– 2.7%
Money Markets – 2.7%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº,£((cost $934,672)	934,579	934,672
Total Investments (total cost $23,872,924) – 100.7%		35,646,764
Liabilities, net of Cash, Receivables and Other Assets – (0.7)%		(234,565)
Net Assets – 100%		$35,412,199

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
China	$13,976,677	39.2%
India	5,536,545	15.5
Taiwan	5,504,777	15.5
South Korea	5,013,595	14.1
Hong Kong	3,667,317	10.3
United States	934,672	2.6
Indonesia	691,279	1.9
Vietnam	321,902	0.9

Total	$35,646,764	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/20
Investment Companies - 2.7%
Money Markets - 2.7%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº	$184	$(1)	$-	$934,672

	Value at 9/30/20	Purchases	Sales Proceeds	Value at 12/31/20
Investment Companies - 2.7%
Money Markets - 2.7%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº	426,145	2,944,590	(2,436,062)	934,672

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2020 is $740,743, which represents 2.1% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2020.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2020.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Diversified Consumer Services	$1,139,387	$-	$-
Entertainment	263,940	-	-
Hotels, Restaurants & Leisure	676,916	928,384	-
Internet & Direct Marketing Retail	1,878,131	504,868	-
All Other	-	26,275,135	-
Preferred Stocks	-	3,045,331	-
Investment Companies	-	934,672	-
Total Assets	$3,958,374	$31,688,390	$-

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

125-25-70210 02-21